UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) October 23, 2003
                                                       ----------------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

            Delaware                                              13-3078745
            --------                                              ----------
 (State or other Jurisdiction of                               (I.R.S. Employer
         Incorporation)                                      Identification No.)


      120 Old Post Road, Rye, New York                               10580
      --------------------------------                               -----
  (Address of Principal Executive Offices)                         (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits

        99.1 Press Release issued by Mobius Management Systems, Inc. dated October 23, 2003.

Item 12. Results of Operations and Financial Condition.

      On October 23, 2003, Mobius Management Systems, Inc. issued a press release announcing, among other things, its preliminary financial results for its fiscal first quarter of 2004. A copy of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  October 23, 2003



                                    MOBIUS MANAGEMENT SYSTEMS, INC.

                                    By: /s/ Peter Takiff
                                       -----------------------------
                                       Peter Takiff
                                       Chief Financial Officer(Principal
                                       Financial and Accounting Officer)